VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET

18.	VESSELS AND EQUIPMENT, NET

(in thousands of $)	2016	2015
Cost	2,167,247	2,572,740
Accumulated depreciation	(284,181)	(236,596)
Net book value	1,883,066	2,336,144

As at December 31, 2016, the carrying value of vessels presented within this caption refers to thirteen within our fleet (2015: fifteen). The decrease in vessels in 2016 is a result of the deconsolidation of Golar Power from July 2016, further described in note 7. This also excludes the carrying value of the Golar Tundra, which has been included within assets held-for-sale (see note 19) as of December 31, 2016 and 2015.

Drydocking costs of $38.2 million and $43.1 million are included in the cost amounts above as of December 31, 2016 and 2015, respectively. Accumulated amortization of those costs as of December 31, 2016 and 2015 were $22.7 million and $18.2 million, respectively.

Depreciation and amortization expense for each of the years ended December 31, 2016, 2015 and 2014 was $73.0 million, $73.7 million and $49.8 million, respectively.

As at December 31, 2016 and 2015, vessels with a net book value of $2,106.1 million and $2,543.0 million, respectively, were pledged as security for certain debt facilities (see note 33). These totals include the Golar Tundra which has been classified as held-for-sale.

As at December 31, 2016 and 2015, included in the above amounts is office equipment with a net book value of $3.9 million and $2.8 million, respectively.